Exhibit 32.1
                 CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Advanced Battery Technologies, Inc. on Form 10-QSB for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Zhiguo Fu, Chief Executive Officer and Chairman of the Board of Advanced Battery Technologies, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Advanced Battery Technologies, Inc. as of and for the period covered by the Report.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

Dated:  August  19, 2005                 /s/ Zhiguo Fu
                                         ------------------------------------
                                         Zhiguo Fu
                                         Chief Executive Officer and Chairman
                                          of the Board